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Alere The Right Strategy & Board Leadership to Create Long-Term Value July 2013

Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the federal securities laws. This includes all statements concerning or relating to anticipated improvements in revenue, margins and earnings, trends in chronic diseases, industry trends, changes in demand for our products and services, market responses to our strategy, anticipated cost savings, anticipated debt reduction, potential divestitures, product launches and the independence of our Board’s director nominees.  Such forward-looking statements are estimates reflecting management’s best judgment based upon current information and involve a number of risks and uncertainties.
Actual results and the timing of events could differ materially from those projected or contemplated by the forward-
looking statements due to numerous factors, including without limitation our ability to successfully integrate our acquisitions and to recognize the expected benefits of restructuring and new business activities; our exposure to changes in interest rates and foreign currency exchange rates; our ability to successfully develop and commercialize products and services; the market acceptance of our products and services; continued acceptance of health management services by payers, providers and patients; our ability to develop enhanced health management programs through the integrated use of innovative diagnostic and monitoring devices and to recognize the expected benefits of this strategy; the impact of healthcare reform legislation, as well as future reform initiatives; changes in patient behavior; unexpected expenses; the content and timing of regulatory decisions and actions, including the results and consequences of FDA inspections and the OIG subpoena, as well as the impact of changes in reimbursement policy and budgetary constraints, both in the United States and abroad; the effect of pending and future legal proceedings on our financial performance and the risks and uncertainties described in our periodic reports filed with the Securities and Exchange Commission, including our Form 10-K for the year ended
December 31, 2012. We undertake no obligation to update forward-looking statements.

Who We Are and What Our Mission is

Who we are:
Alere is specialized in the diagnosis and management of chronic diseases
Alere is a world leader in this industry, with growth driven by fundamental long-term trends in the incidence of chronic
diseases
What our mission is:
Alere empowers individuals to take greater control of their health under the supervision of their healthcare providers

Alere is a Global Industry Leader Poised for Growth

Chronic diseases account for more than 60% of deaths worldwide
Chronic diseases affect 45% of the U.S. population and are growing rapidly
Adoption of molecular testing, which will improve performance, expand reimbursement and increase usage of diagnostic testing
Demand for more effective chronic disease monitoring and management of patients at home through the combination of diagnostics and disease management
Additional diagnostics sales will arise by connecting physicians and patients with real time diagnostic information to provide more effective home patient management
Alere is a global leader in the manufacture and development of point-of-care products for the diagnosis and management of chronic diseases:
Cardiovascular Diseases
Infectious Diseases
Toxicology
Diabetes
Global trends that we believe will drive growth at Alere include:
The increased worldwide adoption of diagnostics to provide early diagnosis and better treatment outcomes for patients with chronic diseases

KEY FACTS
Of worldwide deaths are
caused by chronic disease
60%
Of the global annual GDP
represents the economic
burden associated with
chronic disease
4%
Of US GDP is spent on
healthcare, and chronic
disease makes up 75% of
this expense
17%
Of the U.S. population is
affected by chronic
disease
45%
Of premature heart
disease, stroke, and
diabetes can be prevented
80%
Of adults over 20 living in
the US are overweight or
obese
68%
The Size of The Worldwide Chronic Disease Problem

We believe that the changing healthcare landscape will drive demand for more effective diagnosis and management of chronic disease patients by connecting physicians and patients with real time diagnostic information
In the US, these changes include the growing burden of healthcare regulations under the
Affordable Care Act that has caused the emergence of Accountable Care Organizations, which tie reimbursements to providers (physicians & hospitals) to achieving healthcare quality goals and patient outcomes
Globally, these changes include the growing need to produce better outcomes for chronic disease patients while reducing costs
In response to these changes, healthcare providers are seeking (i) real-time access to patient care information that is captured from all healthcare settings, (ii) better decision support tools and (iii)
comprehensive care management programs
Alere has commercialized an integrated system comprised of point-of-care diagnostics, health information systems and chronic care management programs
We are well positioned to leverage our existing customer relationships and sales and marketing channels to deliver these solutions both in the US and on a global basis
We believe integrated systems like ours address current needs and increasingly will represent the future of healthcare, providing comprehensive, real-time healthcare information and programs to facilitate early intervention and management of chronic conditions
Our solutions will allow for reduction in overall healthcare costs and improvement in outcomes
Alere is Well-Positioned to Take Advantage of Rapid
Changes in Healthcare

BUSINESS UNITS - SALES REGIONAL MARKETS - SALES
TOTAL NET SALES
2012: $2.8 billion
Current View of Business

Cardiology
16.7%
Toxicology
21.4%
Other
11.1%
Infectious Disease
22.8%
Heath Information
Services
18.8%
Diabetes
5.8%
Consumer Diagnostics
3.3%
North America
62.0%
Europe
18.0%
Asia Pacific
11.0%
LA & Africa
9.0%

Alere Has Put in Place Fundamental Changes to
Address Past Performance…

Since our inception in 2001, Alere has executed a series of strategic acquisitions in an effort to apply its integrated solutions to the global challenges of chronic disease
With the formation of Alere largely completed, the Company has taken several steps since our 2012 annual meeting to implement changes that will continue to drive long-term value
Announced new strategy in November 2012 to drive organic growth, reduce costs and deleverage
Stock price performance reflects positive reaction to new strategy
Recent quarterly performance shows improvement in core businesses
Declassified Board of Directors to provide greater accountability to stockholders
Management incentives remain closely aligned with stockholders via significant ownership that is among highest insider ownership of peer group
Nominated four new non-incumbent directors to Alere Board
Significant move to remake our Board with 40% of directors replaced and 1/3 reduction in insider representation
New directors will be independent, offering fresh perspective to guide future strategy

New three-point plan as of November 2012
Focus on organic growth
Operational improvement and cost
reductions
Deleveraging via cash flow and prudent
non-core divestitures
…Giving Alere Stockholders a Clear Choice
Alere Coppersmith
Strategy for
Alere
Long-term Value Creation
Director Nominees
Alignment and
Accountability
Destroys Value and Ability to
Sustain Long-term Growth
Short-term strategy focused on financial
engineering
Delever at all costs
Divest a high growth core business
Fire sale/shutdown another core business
Substantial dilution to EPS
No specific ideas for cost savings
Highly qualified healthcare CEOs
Relevant management and Board
experience to guide Alere
Independent, fresh perspective with no pre-
set agenda
No full-time healthcare CEO experience
Minimal Board experience
Pre-determined agenda by Coppersmith
Alere management aligned with stockholders
via significant ownership
Declassification of Board provides
accountability to stockholders with annual
elections
Short-term focus to detriment of long-term
value
Coppersmith not aligned with interests of all
stockholders
Coppersmith co-founder has poor track
record of stockholder value creation when
board candidates are elected

New Strategy: Organic Revenue Growth

New or Near Term Product Launches
“Alere I” molecular diagnostic tests for Rapid flu on track for submission by year end 2013
“Alere Q” molecular diagnostic tests for HIV, HCV and TB
US launch of CD4 Analyzer
US launch of Determine Combo HIV screening test
Epoc Blood Analysis System
Commercial rollout of connected health software platform
Expansion of business in underpenetrated markets of Asia, Latin America and Africa
Continued recovery in health information solutions
Expansion in diabetes diagnostic sales through low cost provider positioning
Alere expects to reestablish historic organic growth rates from several sources:
Growth in Existing Businesses
Growth in Triage product sales as manufacturing capacity constraints are eliminated and customers are recaptured
Expanding revenue from toxicology business as price adjustments annualize

10
New Strategy: Focus on Expense Reduction
Company-wide focus on margin improvement and expense reduction to generate dependable, long-
term cash flow
Simplify corporate structure and improve operational execution
Standardize key business processes and globalize shared services
Drive economies of scale by consolidating expenses across multiple business units
Aggressively relocate support functions and manufacturing to lower-cost geographic environments
Consolidation savings and automation implemented across Alere’s global manufacturing footprint
Redirecting R&D spending towards product enhancement and extensions with focus on near-term returns rather than long-term platform development
Appointed Namal Nawana as Chief Operating Officer
Former 15-year executive at Johnson & Johnson with global operational experience integrating large, complex acquisitions
Focused on improving operational execution and operating expense leverage opportunities throughout Alere’s business globally

New Strategy: Focus on Deleveraging
Debt has been a highly attractive source of capital for growing our business
Current weighted average cost of debt of approximately 5%
Strong debt trading levels, and recent bond offering, reflect favorable view of Alere by debt markets
Alere is committed to achieving its goals for paying down debt in a manner that creates value for stockholders
With pace of acquisitions significantly reduced, deleveraging will naturally occur from internally generated cash flow
Selected divestitures of non-core businesses will also allow Alere to accelerate debt pay-down, but will be balanced against the resulting earnings dilution and potential reduction in organic growth
Will seek divestitures that create value by receiving an attractive purchase multiple for non-core businesses that are more highly-valued by a buyer

4.0x Debt to EBITDA is our target by the end of 2015

11/08/12
3 Quarter earnings
Note: Stock price chart reflects price appreciation only, table reflects total return. Stock prices indexed to Alere share price.
Source: Bloomberg.
Alere
Recent Strength in Stock Price Performance
Alere’s stock price has increased 44% since announcing its new strategy on November 8, 2012
Since 6/28/2012 Since 11/7/2012 YTD
Alere 50.7% 44.2% 50.8%
NYSE Composite 29.9% 20.1% 15.2%
DJ US HC Index 37.8% 29.4% 27.2%
Over performance vs. NYSE Composite 20.8% 24.1% 35.6%
Over performance vs. DJ US HC Index 12.9% 14.8% 23.6%

$29
$27
$25
$23
$21
$19
$17
Jun-12 Aug-12 Sep-12 Oct-12
Nov-12 Dec-12
Jan-13
Feb-13
Mar-13 Apr-13 Jun-13 Jul-13
Alere
NYSE Composite
DJ US HC Index
rd
call: Announcement of
new strategy
Total Return Through 07/18/2013

Positive Views from Analysts of New Strategy and
Recent Performance

"In short, we believe many of the headwinds that have plagued performance over the past 18-24 months are set to turn into significant tailwinds exiting 2013, with a return to double digit EPS growth in 2014 and 2015 as cost cutting initiatives play out, top-line returns to growth with
Triage recovery (domestic and abroad) and new products (iNat, among others), and interest expense declines with debt reduction from non-core asset sales. While the story is not without some risks, execution has certainly improved as of late and continued leverage on the SG&A/R&D lines and a bounce back in organic growth should provide investors increased confidence that the turnaround, which is still early, remains on track.”
Raymond James on Jun 19, 2013
“We would also caution against getting too excited about the potential for activist-driven change. We have seen activists get involved in the past, only to walk away frustrated. While we understand that different investors have different styles and levels of persuasion, we suspect that current shareholders will want to give management some more time to execute on its divestiture and operating improvement strategy before rocking the boat.
Craig-Hallum on May 14, 2013
We like that ALR is focusing more on operational efficiencies and balance sheet improvements. The firm already initiated some activities such as moving support functions to lower-cost regions and sharing expenses. However, we are still waiting for targets to measure progress. We also like that Health Info Solutions posted a ~2.5% YoY top-line growth rate and a positive operating profit.
Macquarie Capital (USA) on May 9, 2013
“We believe growth should improve throughout 2013 as the company benefits from cost-cutting measures, R&D optimization, new product launches, and M&A accretion. Additionally, the hiring of a COO gives more credibility into management’s recent discussions surrounding driving more profitable growth near-term (without large scale
M&A).
Raymond James on Dec 12, 2012
All emphasis added. Permission to quote or use the statements herein has not been sought or obtained from any party. This page presents only brief excerpts from selected analyst reports and does not purport to be comprehensive or to summarize the entire content of the reports. Other analyst reports may express alternative views. Alere is not responsible for the accuracy, completeness or currentness of the reports, and the presentation of these excerpts should not be read to imply adoption or endorsement by Alere of the reports or any views expressed therein.
”
”
“
”

Management and directors incentives are closely aligned
with stockholders
Overall beneficial ownership of our CEO as well as other
executive officers and directors is near the top of our
proxy peer group
Alere:
CEO Ownership: 5.2%
Ownership of all Directors and Officers: 8.9%
Proxy Peers (Average):
CEO Ownership: 1.7%
Ownership of all Directors and Officers: 4.3%
Alere’s core executive team has driven stock price
performance of 49% since formation of the Company (2)
Same core executive team founded and built
Inverness Medical Technology. Delivered total
stockholder return of 364% from its 1996 IPO to its
2001 sale to Johnson & Johnson for $1.3 billion
Management & BOD Ownership Near Top of  Peers
Beneficial Ownership by Directors and Executive Officers
as a % of Total Shares Outstanding
4.3%
(1) Bio-Rad reflects Class A common shares. Varian Medical Systems CEO ownership equals 0.4% of total shares outstanding. Hologic, Inc. CEO ownership equals 0.5% of total shares outstanding. Becton Dickinson & Company
CEO ownership equals 0.5% of total shares outstanding. Catamaran Corporation CEO ownership equals 0.3% of total shares outstanding. Hospira, Inc. CEO ownership equals 0.1% of total shares outstanding.
(2) From November 23, 2001 through July 18, 2013.
(1)
(1)
(1)
(1)
(1)
(1)

Hospira, Inc.
Catamaran Corporation
Becton Dickinson & Company
Hologic, Inc.
LabCorp
Varian Medical Systems
Beckman Coulter
Life Technologies Corp
C.R. Bard, Inc.
PerkinElmer
IDEXX Labs
Edwards Lifesciences
Gen-Probe Inc.
ResMed
St. Jude Medical
RehabCare Group
Myriad Genetics
Healthways, Inc.
Alere
Lincare Holdings
Bio-Rad
1.1%
0.9%
1.0%
1.1%
1.6%
2.0%
1.8%
1.6%
2.8%
2.0%
2.3%
3.3%
5.2%
3.9%
1.8%
1.4%
0.9%
1.9%
1.6%
1.6%
1.5%
1.3%
0.9%
3.1%
2.2%
1.6%
4.0%
4.7%
6.0%
12.7%
0.4%
0.5%
0.8%
1.9%
2.6%
3.7%
0.0% 5.0% 10.0% 15.0%
CEO Other Directors and Officers
Notes: Ownership % sourced from each company’s most recently filed proxy except:
Beckman Coulter was acquired by Danaher Corporation on June 30, 2011. Data reflects Beckman’s most recent proxy filed on March 3, 2010.
Lincare Holdings was acquired by The Linde Group on August 7, 2012. Data reflects Lincare’s most recent proxy filed on March 26, 2012.
RehabCare Group was acquired by Kindred Healthcare Inc. on June 1, 2011. Date reflects RehabCare’s most recent proxy filed on March 23, 2010.
Gen-Probe was acquired by Hologic Inc on August 1, 2012. Gen-Probe CEO ownership equals 0.7% of total shares outstanding. Data reflects Gen-Probe’s most recent proxy filed on June 29, 2012.
Catalyst Health Solutions was merged into Catamaran Corporation on July 2, 2012. Data reflects Catamaran’s latest proxy.

Alere’s Independent Directors Provide Accountability
Refreshed Board Composition
Alere’s slate of four non-incumbent, independent directors represents a 40% turnover in the
Board’s composition in a single year
Alere’s declassified Board enhances accountability to stockholders
By 2015, all of the Company’s directors will be elected annually
Strong independent oversight
Independent directors to increase to eight from seven
In 2012, independent directors held 10 executive sessions without management present
Select one independent director to serve as presiding director at each session
Board of Directors actively engaged in overseeing management’s execution of Alere’s strategy
Governance structure and oversight practices designed to ensure management accountability

Alere has nominated four non-incumbent directors to bring independent thinking and fresh perspectives as Alere moves into a new phase
New nominees to take objective and hard look at Alere’s strategy and employ their breadth of experience to serve best interests of all Alere stockholders
Alere’s Independent Nominees are Highly Qualified
Håkan Björklund, Ph.D. Stephen P. MacMillan Brian A. Markison Sir Thomas McKillop
Healthcare
Operating
Experience
Relevant
Operating
Experience
28 years
Relevant Board
Experience
Director, Coloplast A/S,
medical device company
Chairman, H. Lundbeck A/S,
Pharmaceuticals Company
Director, Atos Medical AB,
medical device company
Former Director, Danisco A/S,
food ingredients company
24 years
Former CEO and COO of
Stryker Corp (2003 – 2012)
Current CEO of sBioMed
LLC, infection control
products
Various executive roles at
Johnson & Johnson and
Pharmacia
Former Director, Texas
Instruments, semiconductor
company
31 years
Lead Outside Director of
Immunomedics,
biopharmaceuticals company
Chairman, Rosetta Genomics Ltd.,
diagnostics company
Chairman, Lantheus Medical
Imaging, diagnostics imaging
agents
Director, PharmAthene, medical
countermeasures to biological and
chemical threats
Former CEO of AstraZeneca
(1999 – 2005)
45+ years
Chairman, Evolva Holdings
Director, Theravectys
Director, Almirall SA
Director, UCB SA
Former Director, Nycomed
Amersham plc
Former Chairman, Royal Bank
of Scotland Group
Former Director, BP plc
Former Director, Lloyds TSB
Group plc
Sold to Takeda for $13.8
billion
Former CEO of Nycomed
(1999 – 2011)
Various management & R&D
positions at business units of
AstraZeneca
Grew Nycomed from a small,
predominately Scandinavian
business into a major global
pharmaceutical company
Former CEO of King
Pharmaceuticals (2004 – 2011)
Sold to Pfizer for $3.9 billion
Manufacturer of
pharmaceuticals and medical
devices
Sold to Sandoz, a division of
Novartis
Former CEO of Fougera
Pharmaceuticals (2011-2012)
Various executive roles at Bristol-
Myers Squibb
Led merger of Zeneca plc
and Astra AB
Former CEO of Zeneca plc

Stockholders Should Have Serious Concerns About
Coppersmith’s Nominees
Curt Hartman
Senior executive experience mostly as a financial officer, with CEO operating experience limited to eight months as interim CEO; no public company board service
After 22-year track record with Stryker, and eight months as interim CEO, Stryker board passed over Hartman for full time job in favor of another internal candidate with 18 months tenure at Stryker
Theodore Martin
Last executive position was approximately 15 years ago at a manufacturer of custom metal parts for aerospace and industrial markets
Former family controlled company with small market capitalization (less than $500 million) when Martin became
CEO
Only experience in healthcare industry is through Board-level oversight at two public companies, as opposed to management level execution
Jerome Lande
Professional investor with no operating experience in healthcare and no public company board experience
Coppersmith has already set forth a pre-determined agenda, which its paid nominees will be under pressure to implement, focused on financial engineering and short-term stock price appreciation that we believe will destroy long-term value

Your Board's Nominees		✓	✓	✓	✓	✓
		✓	✓	✓	✓	✓
		✓	✓	✓	✓	✓
		✓	✓	✓	✓	✓
Coppersmith's Nominees						
			✓

Alere’s Nominees Have the Right Qualifications to
Provide Independent Guidance to Our Company in
Sharp Contrast to Coppersmith’s Nominees
Healthcare CEO
Experience
Public Board
Experience
Extensive CEO
Experience
Integrating
Acquisitions
Extensive CEO
Experience Driving
Growth in Foreign/
Emerging Markets
Extensive CEO
Experience Developing,
Getting FDA Approved  &
Launching Medical
Products
Håkan Björklund,
Ph.D.
Stephen P. MacMillan
Brian A. Markison
Sir Thomas McKillop
Curt
Hartman
No No No No No
Theodore Martin
No No No No
Jerome
Lande
No No No No No
* Excludes eight months as interim CEO.
*

Alere’s Toxicology and HIS Businesses are
Core to Our Strategy
Addictive disease diagnostics is a large part of Alere’s
core chronic disease strategy
Drug misuse is a major medical problem, with ~16
million people annually using drugs for non-medical
reasons in the US alone
Alere has a strong position with 80+ drug tests and
15% market share in this $1.7 billion market
Recent developments that are driving Alere’s growth in
Toxicology are:
Comprehensive program solutions for employers,
currently a $500 million market with opportunity to
grow multi-fold with expanded products and services
Differentiated offering in global reagents market with
high growth and high margin opportunity
New products for roadside testing
A sale of Toxicology would materially impact Alere’s
long-term revenue and earnings growth and makes no
strategic or financial sense
Proprietary products and technologies are critical to
Alere’s chronic disease strategy
Connects proprietary diagnostic devices to physicians,
hospitals, accountable care organizations
Allows for comprehensive care management
Produces better outcomes at lower costs
Business has stabilized and is on a path to sustained
profitability
Coppersmith itself suggested HIS has substantial value,
but they would still shut it down to generate a tax loss

Toxicology Health Information Solutions

Coppersmith’s Plan Would Be Value Destructive
Coppersmith Proposal Commentary
1.  Sell non-core assets worth up to
$3 billion
2.  Pay down debt with divestiture
proceeds
3.  Rationalize Alere’s expense
structure to generate cost savings
Health Information Solutions and Toxicology are CORE Businesses for Alere
Coppersmith on record that they would sell or “shut down” Health Information
Solutions
Coppersmith’s plan is to divest and deleverage at all costs
Coppersmith’s approach is value destructive and reflects a lack of understanding of our industry and our company
Selling profitable businesses and using net proceeds to pay down low cost debt is extremely dilutive to earnings
Even with no tax leakage, the sale multiple must be 20x EBIT or greater to avoid
EPS dilution
Will also compromise our competitive advantage, dilute revenue growth and dilute earnings growth
Alere outlined in Nov 2012 a strategy to simplify its corporate structure and improve operational efficiencies to generate cost savings
Coppersmith’s proposal    contains few concrete ideas and mostly reiterates what
Alere has already publicly stated with only vague targets identified and no methods for delivery provided:
“Return” SG&A margins to 2010 levels
“Restore” gross margins to 2010 levels
“Adjust” corporate expense base following divestitures
Coppersmith “believes” there are R&D savings
Alere has offered concrete steps to improve operating margins
(1) Coppersmith letter filed 7/8/2013

(1)

Coppersmith Offers No New Ideas to Generate Cost
Savings
Alere’s Public Statements
Coppersmith suggests that Alere should rationalize its expense structure to generate cost savings
February 15, 2013 Earnings Call
“Completing the integration and rationalization of our business”
“Acquisition integration”
“Reducing redundant headcount”
May 2, 2013 Earnings Call
“A high level reorganization within the company, creating a
governance structure which will better support tactical
execution and operational effectiveness…
should result in improved P&L accountability”
“Evaluating the matrix structure to ensure it appropriately
aligns management outcomes and incentives”
“Creation of a global shared services team” “Creating shared services team”
June 27, 2013 Letter to stockholders
“Aggressively relocating support functions
to lower cost environments”
“Relocating support functions to low cost geographies”
“Reduce manufacturing costs through automation and
relocation to lower cost areas”
“Explore lower cost [manufacturing] geographies”
“Increase automation and other yield improvements”
“Aggregate expenses and activities across multiple business
units to obtain economies of scale”
“Implement shared materials sourcing initiatives
to generate scale”

Coppersmith’s “Ideas” in July 8 Letter to stockholders
While Coppersmith has criticized Alere for “half measures” in this area, its own plan has few concrete ideas that mostly mirror Alere’s public statements

Between November 2012 and late March 2013, Alere executives had 5 meetings or conference calls with
Coppersmith or Scopia Capital
Coppersmith declined invitations for additional meetings at the JP Morgan Healthcare Conference in January
2013, and at our office in February 2013
Coppersmith never disclosed that throughout this period its founders owned 300 shares of Alere in total, and
Scopia owned none
Coppersmith and Scopia also never expressed any concerns with Alere’s strategy
On April 1, 2013, Messrs. Zwanziger and Teitel met with Coppersmith and Scopia at Alere’s headquarters and learned for the first time that Coppersmith had concerns about the Company’s strategy
Alere arranged for a follow-up call on April 11, focused on Health Information Solutions, but instead Coppersmith informed the Company on this call that it intended to initiate a proxy contest with its own nominees
Alere initiated another meeting with Coppersmith and Scopia on April 30, and offered to enter into a non-disclosure agreement (“NDA”) to share information at the meeting, but Coppersmith declined to sign the NDA
At the meeting, Coppersmith reiterated its position but refused to elaborate or offer support for their views
In May 2013, Coppersmith declined our invitation to have its nominees interviewed by our Nominating and Corporate
Governance Committee, unless we agreed in advance to add its nominees to the Board
In June 2013, the parties entered into an NDA so that Alere could disclose its new independent nominees and seek Coppersmith’s support
Coppersmith indicated the Company’s slate was not sufficient for them to support, but refused to provide a counter position that they would support
Alere has been open to a constructive dialog with
Coppersmith
Throughout our dialogue with Coppersmith, Coppersmith has not been forthcoming about their ideas or their agenda nor have they expressed interest in engaging in a constructive dialog about building long-term stockholder value at Alere

Our Concerns About Coppersmith’s Value-Destructive Strategy
Are Further Evidenced by the Founder’s Poor Track Record
When Board Nominees are Elected
Company Board Member Tenure Start Date Tenure End Date (1) Total Return (2)
Total Return
Relative to
Market Index (3)
Total Return
Relative to
Sector Index (4)
DHT Holdings Robert N. Cowen 5/14/2010 Current (88.6%) (140.1%) (30.5%)
Unisys Corporation Clay Lifflander 5/20/2008 12/7/2010 (44.0%) (35.9%) (51.1%)
Charles McQuade 5/20/2008 5/1/2012 (58.0%) (66.7%) (108.3%)
Brink’s Company
Carrol Wetzel &
Robert Strang
5/2/2008 5/6/2011 18.4% (3.8%) (2.5%)
Average Underperformance: (70.2%) (47.1%)

Source: Bloomberg using total stockholder return including dividends and stock splits. Board tenures from company filings.
(1) DHT Holdings: Robert N. Cowen’s current tenure expires in 2014; returns taken as of June 28, 2013. Unisys Corporation: Clay Lifflander resigned from the Board on December 7, 2010 and Charles McQuade retired on May 1, 2012. Brink’s Company: Carrol
Wetzel and Robert Strang served adjacent terms on Brink’s Board. Carrol Wetzel served beginning on 5/2/2008 and left on 10/31/2008 to serve on Board of Brink’s Home Security Holdings, Inc., which was sold to Tyco on 5/14/2010, while Robert Strang served beginning on 10/31/2008 and left on 5/6/2011.
(2) Returns from Bloomberg and represents total stockholder returns including price appreciation, dividends and stock splits. Unisys Corporation does not pay a dividend and therefore Total Return is price appreciation and stock splits. Brink’s Total Return is based on market value weighted index return of combined Brink’s from 5/2/2008 to 5/6/2011 and Brink’s Home Security from 10/31/2008 spin-off from Brink's to 5/13/2010 close of sale to Tyco.
(3) S&P 500 Index is used as DHT Holdings’ Market Index and the Total Return is 51.5% during Robert N. Cowen’s tenure. S&P 500 Index is used as Unisys Corporation’s Market Index and the Total Return is (8.1%) during Clay Lifflander’s tenure and 8.7%
during Charles McQuade’s tenure. S&P Midcap 400 Index is used as Brink’s Company’s Market Index and the Total Return is 22.2% during Carrol Wetzel and Robert Strang’s adjacent tenure.
(4) VLCC Time Charter Rates is used as DHT Holdings’ Sector Index and the Total Return is (58.1%) during Robert N. Cowen’s tenure. S&P 500 IT Services Index is used as Unisys Corporation’s Sector Index and the Total Return is 7.1% during Clay
Lifflander’s tenure and 50.3% during Charles McQuade’s tenure. S&P Midcap 400 Commercial Services and Supplies Index is used as Brink’s Company’s Sector Index and the Total Return is 20.9% during Carrol Wetzel and Robert Strang’s adjacent tenure.
Jerome Lande is co-founder of Coppersmith Capital. Coppersmith has no public record of any operating activities other than its activities related to Alere
Mr. Lande previously served as a Partner of MCM Capital Management, the general partner of MMI Investments, where he claims he was responsible for all areas of portfolio management
Since 2008, MMI obtained Board seats for its nominees at three companies following proxy contests
For 2 of these 3 investments, the stock price fell dramatically during the Board tenure of MMI’s director candidates
For all 3 of these investments, stockholder returns consistently underperformed the relevant market and sector indices for each company

New three-point plan as of November 2012
Focus on organic growth
Operational improvement and cost
reductions
Deleveraging via cash flow and prudent
non-core divestitures
Alere Stockholders Have a Clear Choice
Alere Coppersmith
Strategy for
Alere
Long-term Value Creation
Director Nominees
Alignment and
Accountability
Destroys Value and Ability to
Sustain Long-term Growth
Short-term strategy focused on financial
engineering
Delever at all costs
Divest a high growth core business
Fire sale/shutdown another core business
Substantial dilution to EPS
No specific ideas for cost savings
Highly qualified healthcare CEOs
Relevant management and Board
experience to guide Alere
Independent, fresh perspective with no pre-
set agenda
No full-time healthcare CEO experience
Minimal Board experience
Pre-determined agenda by Coppersmith
Alere management aligned with stockholders
via significant ownership
Declassification of Board provides
accountability to stockholders with annual
elections
Short-term focus to detriment of long-term
value
Coppersmith not aligned with interests of all
stockholders
Coppersmith co-founder has poor track
record of stockholder value creation when
board candidates are elected

Appendix 25

DHT Holdings
DHT Holdings stock price has declined 91% during the tenure of MMI’s Board candidate

From May 14, 2010, when Robert
N. Cowen was appointed to the
Board of DHT Holdings, through
June 28, 2013, DHT stock price
declined 91%
Business Description
DHT Holdings, Inc. operates as an
independent crude oil tanker company.
The company’s fleet principally
operates on international routes. The
company was incorporated in 2005 and
is headquartered in Hamilton,
Bermuda.
Key Points
Timeline of Key Events
December 3, 2009:
March 2, 2010:
with underperformance of the shares, depressed valuation, poor acquisition track record, removal of dividend
Demanded reinstatement of $0.10/share dividend
Demanded immediate addition of Robert N. Cowen to the Board of Directors
March 15, 2010:
Cowen for election to the Board of Directors
March 17, 2010:
the Board of DHT
May 14, 2010:
Investments
Board expanded from 4 to 5 members
MMI Investments terminated its proxy contest after the appointment
May 26, 2010:
March 21, 2011:
August 5, 2011:
June 25, 2012:
June 28, 2013:
MMI filed a 13D indicating an approximate 8.1% position in DHT stock
MMI Investments sent a letter to Erik Lind, Chairman of the Board of DHT Holdings, expressing frustration
MMI Investments, L.P. sent a letter to Erik A. Lind, Chairman of the Board of DHT, nominating Robert N.
DHT declares dividend of $0.10 / share
MMI Investments filed a definitive proxy statement to solicit proxies for the election of Robert N. Cowen to
DHT Holdings appoints Robert N. Cowen to their Board of Directors after signing agreement with MMI
Cancelled SAGA acquisition
DHT announced the acquisition of a VLCC from Samsung for $67 million
Removed from Russell 3000 Index
Robert N. Cowen currently serves on the board of DHT Holdings

DHT Holdings (Cont’d)
Stock price performance during tenure of MMI Board candidate
May 14, 2010:
MMI candidate Robert N.
Cowen appointed to
Board
Price: $51.24
June 28, 2013:
Current share price:
$4.48
May 26, 2010:
DHT declares dividend of
$0.10/share
Price: $49.08
March 21, 2011:
DHT announced the
acquisition of a VLCC
from Samsung for $67
million
Price: $57.00
June 25, 2012:
Removed from Russell
3000 index
Price: $7.44
August 5, 2011:
Cancelled SAGA
acquisition
Price: $38.76
September 2, 2011:
Filed shelf registration for
$300 million
Price: $33.48
Total Return
(88.6%) (1)
(1) Returns from Bloomberg and represents total stockholder return including price appreciation, dividends and stock splits.

$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
May-10 Aug-10 Oct-10 Jan-11 Mar-11 Jun-11
Sep-11
Feb-12
May-12
Jul-12
Oct-12
Dec-12 Mar-13
Jun-13 Nov-11

Business Description
Unisys Corporation provides
information technology (IT) services,
software, and technology that solve
mission-critical problems for clients
worldwide. It operates in two segments,
Services and Technology.
Key Points
Unisys Corporation
Unisys stock price declined 58% during the tenure of MMI’s Board candidates
(1) "Unisys CEO to step down No successor was named. Joseph W McGrath will stay until a new chief is selected." Philly.com (2008). Web. 2 July 2013. <http://articles.philly.com/2008-09-
24/business/25247040_1_unisys-ceo-condo-tower-board-seat>.

Revenue declined 25% from 2008
to 2012, the years that MMI
Investments had a candidate on
the Board
November 16, 2006: MMI Investments started accumulating ~9.9% position in Unisys Corporation (“Unisys”)
November 5, 2007: MMI Investments started dialogue with Unisys’s Board of Directors and Management regarding
MMI’s concerns about the company, including: undervaluation, strategic configuration and strategic alternatives to increas
e stockholder value
January 7, 2008: MMI Investments sent letter to Board of Directors urging it to engage an investment bank to perform a review of all strategic alternatives, with a particular focus on the potential realization of the U.S. Government business through a sale, tax-free spin-off or subsidiary IPO
January 23, 2008: Unisys announced that it had postponed the date for stockholder notifications for its 2008 meeting to facilitate discussions with MMI Investments
May 20, 2008: MMI Investments entered into a Governance and Cooperation Agreement with Unisys, under which Unisys appointed Clay Lifflander and Charles McQuade to Unisys’s Board of Directors
September 19, 2008: Unisys CEO Joseph McGrath resigned, under pressure from MMI Investments
October 7, 2008: Unisys’s Board elected J. Edward Coleman as Chairman of the Board and appointed him Chief
Executive Officer. J. Edward Coleman had a corporate transformation and turnaround background
November 19, 2008: Unisys announced initiative to simplify its organizational structure and reduce operating expenses including cutting $100 million in annual SG&A
December 4, 2008: Unisys undertook reverse stock split in order to maintain its NYSE listing
December 22, 2008: Unisys announced that it was taking actions to reduce annual costs by more than $225 million
January 19, 2010: Unisys announced sale of Health Information Management business to Molina Healthcare for
$135 million
December 7, 2010: Clay Lifflander resigned as a Director of Unisys
May 1, 2012: Charles McQuade retired from the Board after attaining the mandatory retirement age of 70
Stock price decline of 58% during his tenure on the Board
Stock price decline of 44% during his tenure on the Board
(1)
Timeline of Key Events

Unisys Corporation (Cont’d)
Stock price performance during tenure of MMI Board candidates
May 20, 2008:
MMI candidates Clay
Lifflander and Charles
McQuade appointed to
Board
Price: $44.50
May 1, 2012:
MMI candidate Charles
McQuade retires from
Board
Price: $18.71
September 19, 2008:
Joseph McGrath resigns
as CEO
Price: $33.50
November 19, 2008:
Unisys announces initiative
to cut expenses by $100
million
Price: $4.00
January 19, 2010:
Unisys announces sale of
HIM for $135 million
Price: $35.74
December 7, 2010:
MMI candidate Clay
Lifflander resigns from
Board
Price: $24.92
Total Return
(58.0%) (1)
(1) Returns from Bloomberg and represents total stockholder return including price appreciation, dividends and stock splits.

$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
May-08 Aug-08 Dec-08 Mar-09 Jul-09 Oct-09 Jan-10 May-10 Aug-10 Dec-10 Mar-11 Jun-11 Oct-11 Jan-12 May-12

Business Description
Key Points
The Brink’s Company
Timeline of Key Events
Source: Company Filings.
(1) Total Return based on market value weighted index return of combined Brink's from 5/2/2008 to 5/6/2011 and Brink's Home Security from 10/31/2008 spin-off from Brink's to 5/13/2010 close of sale to Tyco.
(2) S&P Midcap 400 Index.

Since MMI Investment’s (“MMI”)
investment in Brink's:
Brink’s Home Security (BHS) was
spun off in 2008
Over the time of MMI nominated
Board representation, from May 2,
2008 to May 6, 2011, Brink's stock
had a total return of 18.4% (1)
versus the S&P Midcap 400 Index
total return of 22.2%
The Brink's Company (“Brink’s” or “the
Company”) is a leader in security-
related services including armored car
transportation, money processing, long-
distance transport of valuables and
vaulting.
February 6, 2004: MMI discloses ownership of 5.4% in Brink‘s common shares via 13D filing
April 20, 2005: MMI writes a letter to Brink's board and says it is frustrated with Brink's poor stock performance and suggests the company sell its Bax Global Inc. unit
November 15, 2005: Brink's announces the sale of BAX Global Inc to Deutsche Bahn AG for approx. $1.1B in cash
November 18, 2005: MMI discloses it has increased its ownership of Brink's shares to 6.7%
December 18, 2006: MMI files a presentation as a part of an amended 13D and recommends strategic alternatives such as splitting-off a business unit or selling the Company
February 19, 2008: MMI files proxy statement nominating four director candidates for 2008 election
Argues Brink's should split-off either the armored-car business or the home-security business
February 25, 2008: Brink's announces board approval to spin off the Brink's Home Security (“BHS”) unit
Reaches agreement with MMI to expand board and nominate one of MMI's nominees as a director at the 2008 annual meeting
In addition, agrees to nominate another one of MMI’s nominees to serve as a director of BHS following the spin-off
MMI withdraws its proxy filing
May 2, 2008: Brink's appoints MMI nominee Carroll R. Wetzel, Jr., to its Board of Directors
October 31, 2008: Brink's completes spin-off of BHS and appoints MMI nominees to each company’s board
Carroll R. Wetzel, Jr., joins the board of BHS
Robert J. Strang, CEO of Investigative Management Group, appointed to Brink's board
November 17, 2010: Brink's increases its stake in Servicio Pan Americano De Proteccion S.A. De C.V. (“SPP”), a Mexico
based secure logistic company, from 21% to approximately 100% for approximately $60 million
May 6, 2011: Robert J. Strang’s board representation term expires as he was not nominated by the Board for re-election
The Brink’s Company lagged the index by 380 basis points during the tenure of MMI’s Board candidates
(2)

Price ($)
October 17, 2008
Brink’s Home Security
begins trading “when
issued”, spun-off on
October 31, 2008
Price: $23.50
Stock price performance during tenure of MMI Board candidates
The Brink’s Company (Cont’d)
Oct 31, 2008:
Brink's completes spin-off of the BHS
unit and election of directors per
agreement with MMI
Carroll R. Wetzel, Jr. is switched to
BHS’s board
Robert J. Strang is appointed to
Brink's board
Price: $48.49
May 6, 2011:
Robert J. Strang’s term
expires as he was not
nominated by the
Board for re-election
Price: $29.85
May 2, 2008:
Carroll R. Wetzel, Jr.,
joins the board
Price: $72.00
Oct 30, 2008:
Q3 2008 earnings
announcement
Price: $46.24
Nov 17, 2010:
Brink's increases its
stake in Servicio Pan
Americano De
Proteccion to approx.
100%
Price: $25.52
January 18, 2010
Tyco International
announces acquisition of
Brink’s Home Security
Price: $31.42
Total Return
81.3% (1)
Combined
Total Return
18.4% (1)
Total Return
(21.0%) (1)
Dec 17, 2008:
MMI reports stake in
Brink's reduced to
4.8%
Price: $23.50
May 14, 2010
Brink’s Home Security sold
to Tyco International
Price: $42.61
(1) Returns from Bloomberg and represents total stockholder return including price appreciation, dividends and stock splits.

$72
$62
$52
$42
$32
$22
$12
May-08 Jul-08 Sep-08 Dec-08 Feb-09 May-09 Jul-09 Sep-09 Dec-09 Feb-10 May-10 Jul-10 Sep-10 Dec-10 Feb-11 May-11
The Brink’s Company Brink’s Home Security Combined Price